                                                                    Exhibit 99.1

                              FORBEARANCE AGREEMENT

            This FORBEARANCE  AGREEMENT (this  "AGREEMENT")  dated as of July 5,
2007 is entered into by and among BlueCrest  Capital  Finance,  L.P., a Delaware limited  partnership  ("LENDER"),  and SWMX, Inc., a Delaware  corporation,  and
SoftWave Media Exchange,  Inc., a Delaware  corporation  (jointly and severally,
"BORROWER").

                                    RECITALS

            A.  Borrower  and  Lender  are  parties  to the  Loan  and  Security
Agreement  (No.  V07106)  dated as of March  23,  2007 (the  "LOAN  AGREEMENT"), pursuant to which Lender has agreed to provide certain financial  accommodations to or for the  benefit  of  Borrower  upon the  terms and  conditions  contained therein.  Capitalized  terms used but not defined  herein shall have the meaning ascribed to such terms in the Loan Agreement.

            B. In a letter dated July 2, 2007 (the "Default  Letter"),  Borrower has  informed  Lender  that an Event of Default  (the  "EXISTING  DEFAULT")  has occurred  and is  continuing  under  Section  8.1(o) of the Loan  Agreement as a result of Borrower's failure to raise net proceeds of $10,000,000 in new equity, on commercially reasonable terms and conditions, on or before July 1, 2007.

            C. Borrower has requested  that Lender  forbear from  exercising its rights and remedies as a result of the Existing  Default,  and Lender is willing to do so on the terms and conditions set forth herein.

                                    AGREEMENT

            NOW,  THEREFORE,  in consideration  of the continued  performance by
Borrower of its promises and obligations  under the Loan Agreement and the Other
Agreements,  and for other good and  valuable  consideration,  the  receipt  and sufficiency of which are hereby  acknowledged,  Borrower and Lender hereby agree as follows:

      1.    RATIFICATION   AND   INCORPORATION   OF  LOAN  AGREEMENT  AND  OTHER
AGREEMENTS.  Except as expressly modified by this Agreement, (a) Borrower hereby acknowledges,  confirms and ratifies all of the terms and  conditions  set forth in,  and  all of its  obligations  under,  the  Loan  Agreement  and  the  Other
Agreements,  and (b) all of the  terms  and  conditions  set  forth  in the Loan
Agreement and the Other Agreements are incorporated  herein by this reference as if set forth in full herein.  Without  limiting the generality of the foregoing,
Borrower  acknowledges  and  agrees  that  as of  July 5,  2007,  the  aggregate outstanding principal amount of the Term Loan was $3,000,000, accrued but unpaid interest in respect of the Term Loan was $27,100.00,  no Revolving  Advances are
outstanding and the Revolving Commitment under the Loan Agreement was terminated effective July 2, 2007 pursuant to the Default Letter.  Borrower represents that it has no offset, defense, counterclaim,  dispute or disagreement of any kind or nature whatsoever with respect to the amount of such indebtedness.

      2.    FORBEARANCE IN RESPECT OF EXISTING DEFAULT.

            2.1   ACKNOWLEDGMENT.  Borrower hereby  acknowledges and agrees that the  Existing  Default has  occurred  and is  continuing,  and that the Existing
Default  entitles  Lender to  exercise  its rights and  remedies  under the Loan
Agreement and applicable law, and Borrower further  represents and warrants that as of the date hereof no other  Defaults or Events of Default have  occurred and are  continuing.  Lender has not waived,  presently does not intend to waive and may never waive the Existing  Default,  and nothing  contained  herein or in the transactions  contemplated hereby shall be deemed to constitute any such waiver.
Borrower  hereby   acknowledges   and  agrees  that  Lender  has  the  presently
exercisable  right to declare the Borrower's  Liabilities to be immediately  due and payable under the terms of the Loan  Agreement but that Lender has agreed to forbear from  exercising such rights in accordance with the terms and conditions of this Agreement.

            2.2   FORBEARANCE.

                  (a)   In reliance  upon the  representations,  warranties  and
covenants of Borrower contained in this Agreement,  and subject to the terms and conditions  of this  Agreement  and any  documents  or  instruments  executed in connection herewith,  Lender agrees,  during the period (the "FORBEARANCE Term")
beginning as of the date hereof and ending on the earlier of:

                        (i) the  occurrence  of any  Default or Event of Default
      other than the Existing Default;

                        (ii) the receipt by Lender of notice pursuant to Section
      5.1 below; and

                        (ii) 5 p.m. Eastern time on August 1, 2007,

to forbear from  exercising its rights and remedies under the Loan Agreement and
Other Agreements in respect of or arising out of the Existing  Default,  subject to the conditions, amendments and modifications contained herein.

                  (b)   Upon  the  termination  of  the  Forbearance  Term,  the
agreement of Lender to forbear shall  automatically  and without  further action terminate  and be of no force and  effect,  it being  expressly  agreed that the effect  of such  termination  will be for  Lender  to have the right in its sole discretion to exercise such rights and remedies immediately, without any further notice, passage of time or forbearance of any kind.

                  (c)   Notwithstanding  anything to the  contrary,  the parties
expressly  acknowledge  that the Revolving  Commitment  and any  obligations  of
Lender to make Revolving Advances thereunder are terminated.

            2.3   NO OTHER WAIVERS; RESERVATION OF RIGHTS.

                  (a)   Lender has not waived, is not by this Agreement waiving,
and has no intention  of waiving,  any Defaults or Events of Default that may be continuing on the date hereof  (including the Existing  Default) or any Defaults or Events of Default  that may occur after the date hereof  (whether  similar to the Existing  Default or  otherwise),  and Lender has not agreed to forbear with respect to any of its rights or remedies  concerning  any  Defaults or Events of
Default (other than,  during the Forbearance  Term, the Existing  Default to the extent expressly set forth herein),  that may have occurred or are continuing as of the date hereof or that may occur after the date hereof.

                  (b)   Subject to Section 2.2 above (solely with respect to the
Existing  Default),  Lender  reserves  the  right,  in its sole  discretion,  to exercise any or all of its rights and remedies  under the Loan Agreement and the
Other  Agreements  as a result of any  Defaults or Events of Default that may be continuing on the date hereof or any Defaults or Event of Default that may occur after the date hereof, and Lender has not waived any of such rights or remedies, and nothing in this  Agreement,  and no delay on its part in exercising any such rights or  remedies,  should  be  construed  as a waiver  of any such  rights or remedies.

      3.    AMENDMENTS TO LOAN AGREEMENT.

      3.1   Section 5.1 of the Loan  Agreement  is hereby  amended to delete the following language in clause (ii) of the penultimate paragraph of such section:

      or (ii) any of  Borrower's  now owned or hereafter  acquired  Intellectual
      Property  (other than a security  interest in the Proceeds  from the sale,
      transfer  or  other  disposition  of  Intellectual  Property);   PROVIDED,
      HOWEVER,  that  software,  firmware and  operating  systems that cannot be removed from the Collateral  without  rendering the Collateral  inoperable shall be deemed to be part of the "Collateral" unless such construction is prohibited by or inconsistent with any relevant license or other agreement respecting such software, firmware or operating system.

      3.2   The Loan  Agreement  is  hereby  amended  to  include  the  Security
Agreement  (Intellectual  Property)  of even  date  herewith  (the "IP  SECURITY
AGREEMENT"),  by and between  Borrower and Lender in the form attached hereto as
Exhibit A as an "OTHER  AGREEMENT"  and to amend the definition of Collateral to include the collateral described in IP Security Agreement.

      4.    FORBEARANCE   FEE.   Borrower   shall  pay  to  Lender  a  fee  (the
"FORBEARANCE FEE") in the amount of $5,000.

      5.    COVENANTS.

            5.1   NOTICE   REQUIREMENT.   Borrower   covenants   and  agrees  to
immediately notify Lender if Borrower believes there is a reasonable  likelihood that it will not be able to raise net proceeds of $10,000,000 in new equity,  on commercially reasonable terms and conditions, on or before August 1, 2007.

            5.2   INTEREST RATE PROVISIONS.  Notwithstanding  anything set forth in this Agreement, Borrower covenants and agrees that the Borrower's Liabilities shall bear  interest at the Default Rate in accordance  with the Loan  Agreement from and including July 2, 2007.

      6.    CONDITIONS TO EFFECTIVENESS.

            The effectiveness of this Agreement shall be subject to satisfaction of each of the following conditions:

            6.1   Receipt by Lender of a copy of this Agreement duly authorized, executed and delivered by Borrower;

            6.2   The absence of any  Default or Events of  Default,  other than the Existing Default;

            6.3   Receipt  by  Lender  of  the  IP  Security   Agreement  duly
authorized, executed and delivered by Borrower;

            6.4   Appropriate documents for filing with the United States Patent and Trademark  Office,  the United States Copyright Office and all other filings necessary  to perfect  the  security  interests  granted to the Lender by the IP
Security  Agreement,  all  appropriately  completed  and  duly  executed  by the
Borrower;

            6.5   Receipt by Lender of the Forbearance Fee;

      7.    REPRESENTATIONS  AND  WARRANTIES.  In order to induce  the Lender to enter into this Agreement,  forbear with respect to the Existing  Default in the manner  provided in this  Agreement  and amend the Loan  Agreement in the manner provided in this Agreement,  the Borrower  represents and warrants to the Lender as follows:

            7.1   POWER AND AUTHORITY.  The Borrower has all requisite corporate power and authority to enter into this  Agreement and the IP Security  Agreement
(collectively,  the "FORBEARANCE  AGREEMENTS") and to carry out the transactions contemplated  by, and perform  its  obligations  under,  the Loan  Agreement  as
amended  by  this  Agreement   (hereafter  referred  to  as  the  "AMENDED  LOAN
AGREEMENT").

            7.2   AUTHORIZATION OF AGREEMENTS. The execution and delivery of the
Forbearance  Agreements by the Borrower and the  performance of the  Forbearance
Agreements  and the  Amended  Loan  Agreement  by the  Borrower  have  been duly authorized by all necessary  action,  and this  Agreement has been duly executed and delivered by the Borrower.

            7.3   ENFORCEABILITY.  Each of the  Forbearance  Agreements  and the
Amended Loan Agreement  constitutes the legal,  valid and binding  obligation of the Borrower enforceable against the Borrower in accordance with its terms.

            7.4   NO CONFLICT. The execution and delivery by the Borrower of the
Forbearance  Agreements  and  the  performance  by the  Borrower  of each of the
Forbearance  Agreements  and the Amended Loan  Agreement do not and will not (i)
contravene,  in any material  respect,  any  provision  of any law,  regulation, decree,  ruling,  judgment or order that is  applicable  to the  Borrower or its properties or other  assets,  (ii) result in a breach of or constitute a default under the charter,  bylaws or other organizational  documents of the Borrower or any material agreement, indenture, lease or instrument binding upon the Borrower or its  properties or other assets or (iii) result in the creation or imposition of any liens on its  properties  other than liens in favor of the Lender granted by the Forbearance Agreements.

            7.5   GOVERNMENTAL  CONSENTS.  No authorization or approval or other action  by,  and no notice to or filing  with,  any  governmental  authority  or regulatory  body is required for the due execution,  delivery and performance by the Borrower of the Forbearance Agreements.

            7.6   REPRESENTATIONS  AND  WARRANTIES  IN THE LOAN  AGREEMENT.  The
Borrower confirms that as of the date hereof the  representations and warranties contained in the Loan  Agreement and the Other  Agreements are (before and after giving effect to this Agreement) true and correct (except to the extent any such representation  and  warranty  is  expressly  stated  to have  been made as of a specific  date,  in which case it shall be true and correct as of such  specific date) and that no Default or Event of Default  has  occurred  and is  continuing
(other than the Existing Default).

      8.    MISCELLANEOUS.

            8.1   EFFECT OF THIS AGREEMENT.  Except as modified pursuant hereto, no other changes or  modifications to the Loan Agreement or Other Agreements are intended  or implied  and in all other  respects  the Loan  Agreement  and Other
Agreements  are hereby  specifically  ratified,  restated  and  confirmed by all parties  hereto as of the  effective  date  hereof.  To the  extent of  conflict between the terms of this Agreement and the Loan Agreement or Other  Agreements, the terms of this Agreement shall control. The Loan Agreement and this Agreement shall be read and construed as one agreement.

            8.2   COSTS AND EXPENSES.  Borrower  absolutely and  unconditionally agrees  to pay to  Lender,  on  demand by Lender at any time and as often as the occasion  therefor  may require,  whether or not all or any of the  transactions contemplated by this Agreement are  consummated:  all fees and  disbursements of
any  counsel  to  Lender  in  connection  with  the  preparation,   negotiation,
execution,  or  delivery  of this  Agreement  and any  agreements  delivered  in connection with the transactions contemplated hereby and expenses which shall at any time be incurred or sustained by Lender or any  participant of Lender or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the  preparation,  negotiation,  execution,  or delivery  of this  Agreement,  the IP  Security  Agreement  and  any  agreements prepared, negotiated,  executed or delivered in connection with the transactions contemplated  hereby,  including  any fees  payable in  connection  with filings necessary  to perfect  the  security  interests  granted to the Lender by the IP
Security Agreement.

            8.3   FURTHER  ASSURANCES.  The  parties  hereto  shall  execute and deliver such  additional  documents  and take such  additional  action as may be necessary  or  desirable  to  effectuate  the  provisions  and  purposes of this
Agreement.

            8.4   BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

            8.5   RELEASE.

                  (a)   In  consideration  of the agreements of Lender contained
herein  and  for  other  good  and  valuable  consideration,   the  receipt  and
sufficiency of which are hereby acknowledged,  Borrower, on behalf of itself and its successors,  assigns,  and other legal  representatives,  hereby absolutely, unconditionally and irrevocably releases,  remises and forever discharges Lender and its  successors  and  assigns,  and its  present  and  former  shareholders,
affiliates,   subsidiaries,   divisions,   predecessors,   directors,  officers,
attorneys,  employees,  agents and other  representatives  (Lender  and all such other Persons being hereinafter  referred to collectively as the "RELEASEES" and individually  as a  "RELEASEE"),  of and from all  demands,  actions,  causes of action, suits, covenants, contracts,  controversies,  agreements, promises, sums of money,  accounts,  bills,  reckonings,  damages and any and all other claims, counterclaims,  defenses,  rights of set-off, demands and liabilities whatsoever
(individually,  a "CLAIM" and collectively,  "Claims") of every name and nature, known or unknown,  suspected or  unsuspected,  both at law and in equity,  which
Borrower or any of its successors,  assigns, or other legal  representatives may now or hereafter own,  hold,  have or claim to have against the Releasees or any of them for,  upon,  or by reason of any  circumstance,  action,  cause or thing whatsoever  which  arises  at any  time on or  prior to the day and date of this
Amendment,  including  for or on account of, or in relation to, or in any way in connection  with any of the Loan  Agreement,  or any of the Other  Agreements or
transactions thereunder or related thereto.

                  (b)   Borrower  understands,  acknowledges and agrees that the
release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction  against any action,  suit or other proceeding which may be instituted,  prosecuted or attempted in breach of the provisions of such release.

Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be  discovered  shall affect in any manner the final,  absolute  and  unconditional  nature of the release set forth above.

            8.6   COVENANT  NOT TO SUE.  Borrower,  on behalf of itself  and its
successors,  assigns,  and  other  legal  representatives,   hereby  absolutely,
unconditionally and irrevocably,  covenants and agrees with and in favor of each
Releasee that it will not sue (at law, in equity,  in any regulatory  proceeding or  otherwise)  any  Releasee  on the basis of any Claim  released,  remised and discharged by Borrower pursuant to Section 8.5 hereof. If Borrower or any of its successors,  assigns  or other  legal  representations  violates  the  foregoing
covenant,   Borrower,   for  itself  and  its  successors,   assigns  and  legal
representatives,  agrees  to pay,  in  addition  to such  other  damages  as any
Releasee  may sustain as a result of such  violation,  all  attorneys'  fees and costs incurred by any Releasee as a result of such violation.

            8.7   SEVERABILITY.  Any provision of this Agreement held by a court of competent  jurisdiction  to be invalid or  unenforceable  shall not impair or invalidate the remainder of this Agreement.

            8.8   REVIEWED BY  ATTORNEYS.  Borrower  represents  and warrants to
Lender  that it (a)  understands  fully  the  terms  of this  Agreement  and the consequences  of the  execution  and  delivery of this  Agreement,  (b) has been afforded an opportunity to have this Agreement  reviewed by, and to discuss this
Agreement and document executed in connection  herewith with, such attorneys and other persons as Borrower may wish,  and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord  and  without  threat,  duress or other  coercion  of any kind by any
Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents  executed  pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being
acknowledged   that  all  parties  hereto   contributed   substantially  to  the
negotiation and  preparation of this Agreement and the other documents  executed pursuant hereto or in connection herewith.

            8.9   GOVERNING LAW:  CONSENT TO JURISDICTION  AND VENUE.  EXCEPT AS
OTHERWISE  EXPRESSLY  PROVIDED  IN THE  LOAN  AGREEMENT  OR  ANY  OF  THE  OTHER
AGREEMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND
PERFORMANCE,  THIS  AGREEMENT AND THE  OBLIGATIONS  ARISING  HEREUNDER  SHALL BE
GOVERNED  BY, AND  CONSTRUED  AND  ENFORCED  IN  ACCORDANCE  WITH,  THE LAWS AND
DECISIONS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN
SUCH STATE,  WITHOUT REGARD TO THE  PRINCIPLES  THEREOF  REGARDING  CONFLICTS OF
LAWS, AND ANY APPLICABLE  LAWS OF THE UNITED STATES OF AMERICA.  BORROWER HEREBY
CONSENTS AND AGREES THAT THE STATE OR FEDERAL  COURTS  LOCATED WITHIN THE COUNTY
OF COOK,  STATE OF  ILLINOIS,  SHALL  HAVE  EXCLUSIVE  JURISDICTION  TO HEAR AND
DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER  PERTAINING TO THIS
AGREEMENT,  THE LOAN  AGREEMENT OR ANY OF THE OTHER  AGREEMENTS OR TO ANY MATTER
ARISING OUT OF OR RELATED TO THIS  AGREEMENT,  THE LOAN  AGREEMENT OR ANY OF THE
OTHER  AGREEMENTS;  PROVIDED,  THAT  LENDER AND  BORROWER  ACKNOWLEDGE  THAT ANY
APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF SAN
FRANCISCO COUNTY; AND PROVIDED FURTHER,  THAT NOTHING IN THIS AGREEMENT SHALL BE

DEEMED OR OPERATE TO PRECLUDE  LENDER FROM  BRINGING  SUIT OR TAKING OTHER LEGAL
ACTION IN ANY OTHER  JURISDICTION TO COLLECT THE OBLIGATIONS,  TO REALIZE ON THE
COLLATERAL OR ANY OTHER SECURITY FOR THE  OBLIGATIONS,  OR TO ENFORCE A JUDGMENT
OR OTHER COURT ORDER IN FAVOR OF LENDER. BORROWER EXPRESSLY SUBMITS AND CONSENTS
IN ADVANCE TO SUCH  JURISDICTION  IN ANY  ACTION OR SUIT  COMMENCED  IN ANY SUCH
COURT,  AND BORROWER  HEREBY WAIVES ANY  OBJECTION  WHICH IT MAY HAVE BASED UPON
LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY
CONSENTS  TO THE  GRANTING  OF SUCH  LEGAL  OR  EQUITABLE  RELIEF  AS IS  DEEMED
APPROPRIATE  BY SUCH  COURT.  BORROWER  HEREBY  WAIVES  PERSONAL  SERVICE OF THE
SUMMONS,  COMPLAINT  AND OTHER  PROCESS  ISSUED  IN ANY SUCH  ACTION OR SUIT AND
AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY
REGISTERED OR CERTIFIED  MAIL  ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN
THE LOAN  AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED  COMPLETED UPON THE
EARLIER OF BORROWER'S  ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE
UNITED STATES MAILS, PROPER POSTAGE PREPAID.

            8.10  WAIVER OF JURY TRIAL.  BECAUSE  DISPUTES ARISING IN CONNECTION
WITH COMPLEX FINANCIAL  TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY  RESOLVED
BY AN EXPERIENCED  AND EXPERT PERSON AND THE PARTIES WISH  APPLICABLE  STATE AND
FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION  RULES),  THE PARTIES DESIRE THAT
DISPUTES  ARISING  HEREUNDER OR RELATING  HERETO BE RESOLVED BY A JUDGE APPLYING
SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS
OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO
TRIAL BY JURY IN ANY ACTION,  SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE,
WHETHER  SOUNDING IN CONTRACT,  TORT,  OR  OTHERWISE,  AMONG LENDER AND BORROWER
ARISING OUT OF,  CONNECTED WITH,  RELATED TO, OR INCIDENTAL TO THE  RELATIONSHIP
ESTABLISHED  IN CONNECTION  WITH,  THIS  AGREEMENT OR THE  TRANSACTIONS  RELATED
HERETO.

            8.11  COUNTERPARTS.  This  Agreement  may be executed  in  identical counterpart copies,  each of which shall be an original,  but all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

            8.12  HEADINGS.  Section headings used herein are for convenience of reference  only,  are not part of this  Agreement,  and are not to be taken into consideration in interpreting  this Agreement.

            8.13  RECITALS.  The  recitals  set forth at the  beginning  of this
Agreement are true and correct,  and such recitals are incorporated into and are a part of this Agreement.

      IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

"BORROWER"                               "LENDER"
SWMX, INC.                               BLUECREST CAPITAL FINANCE, L.P.

By: /s/ Jim Caci                         By: BLUECREST CAPITAL FINANCE GP, LLC,
    --------------------------------     Its: General Partner
Name: Jim Caci
      ------------------------------     By: /s/ Mark King
Title: CFO                                   -----------------------------------
       -----------------------------     Name: Mark King
                                         Title: Managing Director

SOFTWAVE MEDIA EXCHANGE, INC.

By: /s/ Jim Caci
    --------------------------------
Name: Jim Caci
      ------------------------------
Title: CFO
       -----------------------------